                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 22, 2003


                                    SBE, INC.
             (Exact name of Registrant as specified in its charter)


           DELAWARE                       0-8419                94-1517641
(State or other jurisdiction of  (Commission File Number) (I.R.S. Employer
        incorporation)                                     Identification No.)


                          2305 CAMINO RAMON, SUITE 200
                               SAN RAMON, CA 94583
          (Address of principal executive offices, including zip code)

                                 (925) 355-2000
              (Registrant's telephone number, including area code)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous independent accountants

(i) On April 22, 2003, SBE, Inc. (the "Company") dismissed
PricewaterhouseCoopers LLP as its independent accountants. The Company's Audit Committee participated in and approved the decision to change independent accountants.

(ii) PricewaterhouseCoopers LLP's report on the Company's consolidated financial statements for the fiscal year ended October 31, 2002 contained a paragraph expressing substantial doubt as to the Company's ability to continue as a going concern. PricewaterhouseCoopers LLP's reports on the Company's consolidated financial statements for the fiscal years ended October 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as noted previously.

(iii) During the fiscal years ended October 31, 2002 and 2001 and through April 22, 2003, there were no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement in their report.

(iv) During the fiscal years ended October 31, 2002 and 2001 and through April 22, 2003, there were no reportable events, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

(v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated April 23, 2003, is filed as Exhibit 16.1 to this Form 8-K

(b) New independent accountants

(i) The Registrant engaged BDO Seidman, LLP as its new independent accountants as of April 22, 2003. During the fiscal years ended October 31, 2002 and 2001, and through the date of the engagement of BDO Seidman, LLP, the Company did not consult BDO Seidman, LLP regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (b) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as defined in Item 304(a)(1)(iv) of Regulation S-K).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.                Description
-----------                -----------

16.1 Letter, dated as of April 23, 2003, from PricewaterhouseCoopers LLP regarding its concurrence with the registrant's statement regarding change of accountants.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SBE, INC.


Date:   April 25, 2003             /s/ David W. Brunton
                                   ----------------------
                                   David W. Brunton
                                   Chief Financial Officer, Vice President,
                                   Finance and Secretary
                                   (Principal Financial and Accounting Officer)

                                INDEX TO EXHIBITS


16.1 Letter, dated as of April 23, 2003, from PricewaterhouseCoopers LLP regarding its concurrence with the registrant's statement regarding change of accountants.